NEWS RELEASE

CONE Midstream Reports First Quarter Results

CANONSBURG, PA (May 4, 2017) — CONE Midstream Partners LP (NYSE:CNNX) ("CONE Midstream" or the "Partnership") today reported financial and operational results for the three months ended March 31, 2017(1) and confirmed 2017 financial guidance.
First Quarter Results
Highlights of first quarter 2017 results attributable to the Partnership as compared to the first quarter of 2016 include:(2)

•	Net income of $30.1 million as compared to $24.8 million

•	Average daily throughput volumes of 1,060 billion Btu per day (BBtu/d) as compared to 850 BBtu/d

•	Net cash provided by operating activities of $34.2 million as compared to $41.2 million

•	Adjusted EBITDA(3) of $35.2 million as compared to $27.7 million

•	Distributable cash flow (DCF)(3) of $30.3 million as compared to $24.6 million

•	Cash distribution coverage(3) of 1.61x on an as-declared basis
Management Comment
John T. Lewis, Chief Executive Officer of CONE Midstream GP LLC (the "General Partner"), commented, "We are pleased to report another solid quarter of financial and operational results for CNNX. Net throughput volumes increased by 25% from the first quarter of 2016. With a full quarter’s contribution from the mid-November 2016 acquisition of the remaining 25% interest in the Anchor Systems, net income attributable to the Partnership, Adjusted EBITDA and distributable cash flow all increased by more than 20% as compared to the first quarter last year.
"We are also pleased to see the resumption of drilling on our acreage with the return of a rig during March," continued Mr. Lewis. "In addition, we look forward to welcoming a new shipper to the CONE system, as the buyer of Noble's Appalachian acreage takes over Noble's interest and acreage dedication."
Quarterly Distribution
As previously announced, the Board of Directors of the General Partner declared a quarterly cash distribution of $0.2821 per unit with respect to the first quarter of 2017. The distribution payment will be made on May 15, 2017 to unitholders of record at the close of business on May 4, 2017. The distribution, which equates to an annual rate of $1.1284 per unit, represents an increase of 3.6% over the prior quarter and an increase of 15.1% over the distribution paid with respect to the first quarter of 2016.

Capital Investment and Resources
CONE Midstream's allocated first quarter 2017 share of investment in expansion projects was $6.3 million. Total expansion capital investment at the three development companies in which CONE Midstream holds controlling interests was $6.5 million. CONE Midstream's respective share of maintenance capital expenditures for the three development companies for the first quarter of 2017 was $3.9 million. Maintenance capital expenditures in the aggregate for the development companies in which CONE Midstream holds controlling interests totaled $4.7 million.
As of March 31, 2017, CONE Midstream had outstanding borrowings of $162.0 million under its $250 million revolving credit facility and a cash balance of $6.0 million.
2017 Outlook

Based on current expectations, management today confirmed the Partnership’s previously announced 2017 financial guidance, indicating that full year 2017 results are currently projected to be at the top end of the previously announced ranges.  Management also confirmed that, based on currently available information, it does not expect CONSOL’s recently announced changes to its drilling plans and Noble Energy’s recently announced sale of its Appalachian acreage to have a material impact on the Partnership’s operating results for 2018.
CONE Midstream’s guidance is based on numerous assumptions about future events and conditions and, therefore, could vary materially from actual results. These estimates are meant to provide guidance only and are subject to revision for acquisitions or operating environment changes.
First Quarter Financial and Operational Results Conference Call
A conference call and webcast, during which management will discuss first quarter 2017 financial and operational results and 2017 guidance, is scheduled for May 4, 2017 at 11:00 a.m. Eastern Time. Prepared remarks by members of management will be followed by a question and answer period. Interested parties may listen via webcast by using the link posted on the "Events" page of our website, www.conemidstream.com, or at http://services.choruscall.com/links/cnnx170504.html. Participants who would like to ask questions may join the conference by phone at 888-349-0097 (international 1-412-902-0126) five to ten minutes prior to the scheduled start time (reference the CONE Midstream call). An on-demand replay of the webcast will be also be available at http://services.choruscall.com/links/cnnx170504.html shortly after the conclusion of the conference call. A telephonic replay will be available through May 18, 2017 by dialing 877-344-7529 (international: 412-317-0088) and using the conference playback number 10105448.
_____________

(1)
Unless otherwise indicated, the reporting measures included in this news release reflect the unallocated total activity of the three development companies jointly owned by the Partnership and CONE Gathering LLC (“CONE Gathering”).  The Partnership's current economic interests in the development companies are: 100% in the Anchor Systems, 5% in the Growth Systems, and 5% in the Additional Systems. Because the Partnership owns a controlling interest in each of the three development companies, it fully consolidates their financial results. CONE Gathering is a midstream joint venture formed by CONSOL Energy Inc. and Noble Energy, Inc. that owns non-controlling interests in the Partnership’s development companies.

(2)
Effective November 16, 2016, the Partnership acquired the remaining 25% controlling interest in the Anchor Systems, which brought its controlling interest in that system to 100%.  As such, results for the first quarter

2017 include 100% of the Anchor Systems, and results for the first quarter 2016 include only 75% of the Anchor Systems.

(3)
Adjusted EBITDA and DCF are not measures that are recognized under accounting principles generally accepted in the U.S. (“GAAP”). Definitions and reconciliations of these non-GAAP measures to GAAP reporting measures appear in the financial tables which follow.

Contact:	Stephen R. Milbourne
CONE Investor Relations

Phone:	724-485-4408

Email:	smilbourne@conemidstream.com

* * * * *
CONE Midstream Partners LP is a master limited partnership formed by CONSOL Energy Inc. (NYSE: CNX) and Noble Energy, Inc. (NYSE: NBL), referred to as our Sponsors, to own, operate, develop and acquire natural gas gathering and other midstream energy assets to service our Sponsors' production in the Marcellus Shale in Pennsylvania and West Virginia. Our assets include natural gas gathering pipelines and compression and dehydration facilities, as well as condensate gathering, collection, separation and stabilization facilities. More information is available on our website www.conemidstream.com.
* * * * *
This press release serves a qualified notice to nominees as provided for under Treasury Regulation Section 1.1446-4(b). Nominees should treat one hundred percent (100.0%) of CONE Midstream’s distributions to non-U.S. investors as being attributed to income that is effectively connected with a United States trade or business. Accordingly, CONE Midstream's distributions to non-U.S. investors are subject to federal income tax withholding at the highest applicable effective tax rate. Nominees, and not CONE Midstream, are treated as withholding agents responsible for withholding on the distributions received by them on behalf of non-U.S. investors.
* * * * *
This press release contains forward-looking statements within the meaning of the federal securities laws. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include the words "will," "believe," "expect," "anticipate," "intend," "estimate" and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on forward-looking statements. Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, and there can be no assurance that actual outcomes and results will not differ materially from those expected by our management. You should not place undue reliance on forward-looking statements.
Although forward-looking statements reflect our good faith beliefs at the time they are made, they involve known and unknown risks, uncertainties and other factors. For more information concerning factors that could cause actual results to differ materially from those conveyed in the forward-looking statements, including, among others, that our business plans may change as circumstances warrant, please refer to the "Risk Factors" and "Forward-Looking Statements" sections of our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, unless required by law.
* * * * *

CONE MIDSTREAM PARTNERS LP
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per unit data)
(unaudited)

	Three Months Ended March 31,
	2017	2016
Revenue
Gathering revenue — related party	$58,958	$62,248
Total Revenue	58,958	62,248
Expenses
Operating expense — third party	6,633	8,674
Operating expense — related party	7,628	8,344
General and administrative expense — third party	1,139	993
General and administrative expense — related party	2,936	1,684
Pipe revaluation	673	—
Depreciation expense	5,671	4,839
Interest expense	1,038	419
Total Expense	25,718	24,953
Net Income	33,240	37,295
Less: Net income attributable to noncontrolling interest	3,173	12,505
Net Income Attributable to General and Limited Partner Ownership Interest in CONE Midstream Partners LP	$30,067	$24,790

Calculation of Limited Partner Interest in Net Income:
Net Income Attributable to General and Limited Partner Ownership Interest in CONE Midstream Partners LP	$30,067	$24,790
Less: General partner interest in net income, including incentive distribution rights	1,129	496
Limited partner interest in net income	$28,938	$24,294

Net income per Limited Partner unit - Basic	$0.46	$0.42
Net Income per Limited Partner unit - Diluted	$0.45	$0.42

Limited Partner units outstanding - Basic	63,566	58,343
Limited Partner unit outstanding - Diluted	63,617	58,365

Cash distributions declared per unit (*)	$0.2821	$0.2450

(*)	Represents the cash distributions declared during the month following the end of each respective quarterly period.

CONE MIDSTREAM PARTNERS LP
CONSOLIDATED BALANCE SHEETS
(in thousands, except number of units)
(unaudited)

	March 31, 2017	December 31, 2016
ASSETS
Current Assets:
Cash	$6,018	$6,421
Receivables — related party	22,892	22,434
Other current assets	2,408	2,181
Total Current Assets	31,318	31,036
Property and Equipment:
Property and equipment	944,672	930,732
Less — accumulated depreciation	57,990	52,172
Property and Equipment — Net	886,682	878,560
Other assets	8,016	8,961
TOTAL ASSETS	$926,016	$918,557

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable	$18,109	$18,007
Accounts payable — related party	5,510	8,289
Total Current Liabilities	23,619	26,296
Other Liabilities:
Revolving credit facility	162,000	167,000
Total Liabilities	185,619	193,296
Partners' Capital:
Common units (34,420,012 units issued and outstanding at March 31, 2017 and 34,363,371 units issued and outstanding at December 31, 2016)	424,526	418,352
Subordinated units (29,163,121 units issued and outstanding at March 31, 2017 and December 31, 2016)	(60,656)	(65,986)
General partner interest	(1,852)	(2,311)
Partners' capital attributable to CONE Midstream Partners LP	362,018	350,055
Noncontrolling interest	378,379	375,206
Total Partners' Capital	740,397	725,261
TOTAL LIABILITIES AND PARTNERS' CAPITAL	$926,016	$918,557

CONE MIDSTREAM PARTNERS LP
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2017	2016
Cash Flows from Operating Activities:
Net Income	$33,240	$37,295
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation expense and amortization of debt issuance costs	5,713	4,880
Unit-based compensation	283	136
Pipe revaluation	673	—
Other	83	283
Changes in assets and liabilities:
Receivables — related party	(458)	7,851
Other current and non-current assets	3	369
Accounts payable	(2,386)	(9,471)
Accounts payable — related party	(2,975)	(163)
Net Cash Provided by Operating Activities	34,176	41,180

Cash Flows from Investing Activities:
Capital expenditures	(11,192)	(24,386)
Net Cash Used in Investing Activities	(11,192)	(24,386)

Cash Flows from Financing Activities:
Partner and noncontrolling interest holder activity	28	10,823
Quarterly distributions to unitholders	(18,004)	(14,061)
Net (payments on) proceeds from revolving credit facility	(5,000)	500
Vested units withheld for unitholders taxes	(411)	—
Net Cash Used In Financing Activities	(23,387)	(2,738)

Net (Decrease) Increase in Cash	(403)	14,056
Cash at Beginning of Period	6,421	217
Cash at End of Period	$6,018	$14,273

CONE MIDSTREAM PARTNERS LP
RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA AND DISTRIBUTABLE CASH FLOW
(in thousands)

Definition of Non-GAAP Financial Measures
EBITDA and Adjusted EBITDA
We define EBITDA as net income (loss) before net interest expense, depreciation and amortization, and Adjusted EBITDA as EBITDA adjusted for non-cash items which should not be included in the calculation of distributable cash flow. EBITDA and Adjusted EBITDA are used as supplemental financial measures by management and by external users of our financial statements, such as investors, industry analysts, lenders and ratings agencies, to assess:

•	our operating performance as compared to those of other companies in the midstream energy industry, without regard to financing methods, historical cost basis or capital structure;

•	the ability of our assets to generate sufficient cash flow to make distributions to our partners;

•	our ability to incur and service debt and fund capital expenditures; and

•	the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.
We believe that the presentation of EBITDA and Adjusted EBITDA provides information that is useful to investors in assessing our financial condition and results of operations. The GAAP measures most directly comparable to EBITDA and Adjusted EBITDA are net income and net cash provided by operating activities. EBITDA and Adjusted EBITDA should not be considered alternatives to net income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. EBITDA and Adjusted EBITDA exclude some, but not all, items that affect net income or net cash, and these measures may vary from those of other companies. As a result, EBITDA and Adjusted EBITDA as presented herein may not be comparable to similarly titled measures of other companies.
Distributable Cash Flow
We define distributable cash flow as Adjusted EBITDA less net income attributable to noncontrolling interest, cash interest paid and maintenance capital expenditures, each net to the Partnership. Distributable cash flow does not reflect changes in working capital balances.
Distributable cash flow is used as a supplemental financial measure by management and by external users of our financial statements, such as investors, industry analysts, lenders and ratings agencies, to assess:

•	the ability of our assets to generate cash sufficient to support our indebtedness and make future cash distributions to our unitholders; and

•	the attractiveness of capital projects and acquisitions and the overall rates of return on alternative investment opportunities.
We believe that the presentation of distributable cash flow in this release provides information useful to investors in assessing our financial condition and results of operations. The GAAP measures most directly comparable to distributable cash flow are net income and net cash provided by operating activities. Distributable cash flow should not be considered an alternative to net income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Distributable cash flow excludes some, but not all, items that affect net income or net cash, and these measures may vary from those of other companies. As a result, our distributable cash flow may not be comparable to similarly titled measures of other companies.

The following table presents a reconciliation of the non-GAAP measures of adjusted EBITDA and distributable cash flow to the most directly comparable GAAP financial measures of net income and net cash provided by operating activities.

	Three Months Ended March 31,
(unaudited)	2017	2016
Net Income	$33,240	$37,295
Depreciation expense	5,671	4,839
Interest expense	1,038	419
EBITDA	39,949	42,553
Non-cash unit-based compensation expense	283	136
Pipe revaluation	673	—
Adjusted EBITDA	40,905	42,689
Less:
Net income attributable to noncontrolling interest	3,173	12,505
Depreciation expense attributable to noncontrolling interest	1,830	2,286
Other expenses attributable to noncontrolling interest	82	189
Pipe revaluation attributable to noncontrolling interest	639	—
Adjusted EBITDA Attributable to General and Limited Partner Ownership Interest in CONE Midstream Partners LP	$35,181	$27,709
Less: cash interest paid, net	1,000	230
Less: ongoing maintenance capital expenditures, net of expected reimbursements	3,881	2,839
Distributable Cash Flow	$30,300	$24,640

Net Cash Provided by Operating Activities	$34,176	$41,180
Interest expense	1,038	419
Pipe revaluation	673	—
Other, including changes in working capital	5,018	1,090
Adjusted EBITDA	40,905	42,689
Less:
Net income attributable to noncontrolling interest	3,173	12,505
Depreciation expense attributable to noncontrolling interest	1,830	2,286
Other expense attributable to noncontrolling interest	82	189
Pipe revaluation attributable to noncontrolling interest	639	—
Adjusted EBITDA Attributable to General and Limited Partner Ownership Interest in CONE Midstream Partners LP	$35,181	$27,709
Less: cash interest paid, net	1,000	230
Less: ongoing maintenance capital expenditures, net of expected reimbursements	3,881	2,839
Distributable Cash Flow	$30,300	$24,640

The following table presents a reconciliation of the non-GAAP measures adjusted EBITDA and distributable cash flow by quarter and for the most recently completed twelve month period with the most directly comparable GAAP financial measures, which are net income and net cash provided by operating activities.

(unaudited)	Q2 2016		Q3 2016		Q4 2016		Q1 2017		Twelve Months Ended March 31, 2017
Net Income	$24,468		$36,381		$31,978		$33,240		$126,067
Depreciation expense	5,152		5,392		5,818		5,671		22,033
Interest expense	381		305		694		1,038		2,418
EBITDA	30,001		42,078		38,490		39,949		150,518
Non-cash unit-based compensation expense	219		222		198		283		922
Pipe revaluation	10,083		—		—		673		10,756
Adjusted EBITDA	40,303		42,300		38,688		40,905		162,196
Less:
Net income attributable to noncontrolling interest	1,251		12,750		7,130		3,173		24,304
Depreciation expense attributable to noncontrolling interest	2,409		2,589		2,313		1,830		9,141
Other expenses attributable to noncontrolling interest	127		205		100		82		514
Pipe revaluation attributable to noncontrolling interest	9,579		—		—		639		10,218
Adjusted EBITDA Attributable to General and Limited Partner Ownership Interest in CONE Midstream Partners LP	$26,937		$26,756		$29,145		$35,181		$118,019
Less: cash interest paid, net	254		198		628		1,000		2,080
Less: ongoing maintenance capital expenditures, net of expected reimbursements	3,112		3,283		3,837		3,881		14,113
Distributable Cash Flow	$23,571		$23,275		$24,680		$30,300		$101,826

Net Cash Provided by Operating Activities	$41,777		$39,981		$37,151		$34,176		$153,085
Interest expense	381		305		694		1,038		2,418
Pipe revaluation	10,083		—		—		673		10,756
Other, including changes in working capital	(11,938)		2,014		843		5,018		(4,063)
Adjusted EBITDA	40,303		42,300		38,688		40,905		162,196
Less:
Net income attributable to noncontrolling interest	1,251		12,750		7,130		3,173		24,304
Depreciation expense attributable to noncontrolling interest	2,409		2,589		2,313		1,830		9,141
Other expenses attributable to noncontrolling interest	127		205		100		82		514
Pipe revaluation attributable to noncontrolling interest	9,579		—		—		639		10,218
Adjusted EBITDA Attributable to General and Limited Partner Ownership Interest in CONE Midstream Partners LP	$26,937		$26,756		$29,145		$35,181		$118,019
Less: cash interest paid, net	254		198		628		1,000		2,080
Less: ongoing maintenance capital expenditures, net of expected reimbursements	3,112		3,283		3,837		3,881		14,113
Distributable Cash Flow	$23,571		$23,275		$24,680		$30,300		$101,826
Distributions Declared	$15,209		$15,827		$18,004		$18,842		$67,882
Distribution Coverage Ratio - Declared	1.55	x	1.47	x	1.37	x	1.61	x	1.50	x

Distributable Cash Flow	$23,571		$23,275		$24,680		$30,300		$101,826
Distributions Paid	$14,591		$15,209		$15,827		$18,004		$63,631
Distribution Coverage Ratio - Paid	1.62	x	1.53	x	1.56	x	1.68	x	1.60	x

Development Companies Jointly Owned by CONE Midstream Partners LP
Operating Income Summary, Selected Operating Statistics and Capital Investment
(in thousands)
(unaudited)

	Three Months Ended March 31, 2017
	Development Company
	Anchor	Growth	Additional	TOTAL
Income Summary
Revenue	$49,539	$2,225	$7,194	$58,958
Expenses	19,639	2,278	3,801	25,718
Net Income	29,900	(53)	3,393	33,240
Less: Net income attributable to noncontrolling interest	—	(50)	3,223	3,173
Net Income Attributable to General and Limited Partner Ownership Interest in CONE Midstream Partners LP	$29,900	$(3)	$170	$30,067

Operating Statistics - Gathered Volumes
Dry gas (BBtu/d)	662	52	29	743
Wet gas (BBtu/d)	382	5	156	543
Condensate (MMcfe/d)	4	—	4	8
Total Gathered Volumes	1,048	57	189	1,294

Total Volumes Net to CONE Midstream Partners LP	1,048	3	9	1,060

Capital Investment
Maintenance capital	$3,838	$227	$633	$4,698
Expansion capital	6,315	212	(33)	6,494
Total Capital Investment	$10,153	$439	$600	$11,192

Capital Investment Net to CONE Midstream Partners LP
Maintenance capital	$3,838	$11	$32	$3,881
Expansion capital	6,315	11	(2)	6,324
Total Capital Investment Net to CONE Midstream Partners LP	$10,153	$22	$30	$10,205

Development Companies Jointly Owned by CONE Midstream Partners LP
Operating Income Summary, Selected Operating Statistics and Capital Investment
(in thousands)
(unaudited)

	Three Months Ended March 31, 2016
	Development Company
	Anchor	Growth	Additional	TOTAL
Income Summary
Revenue	$50,290	$2,891	$9,067	$62,248
Expenses	17,539	1,954	5,460	24,953
Net Income	32,751	937	3,607	37,295
Less: Net income attributable to noncontrolling interest	8,188	890	3,427	12,505
Net Income Attributable to General and Limited Partner Ownership Interest in CONE Midstream Partners LP	$24,563	$47	$180	$24,790

Operating Statistics - Gathered Volumes
Dry gas (BBtu/d)	650	68	24	742
Wet gas (BBtu/d)	457	6	176	639
Condensate (MMcfe/d)	7	—	7	14
Total Gathered Volumes	1,114	74	207	1,395

Total Volumes Net to CONE Midstream Partners LP	836	4	10	850

Capital Investment
Maintenance capital	$3,710	$69	$1,057	$4,836
Expansion capital	11,461	—	8,089	19,550
Total Capital Investment	$15,171	$69	$9,146	$24,386

Capital Investment Net to CONE Midstream Partners LP
Maintenance capital	$2,783	$3	$53	$2,839
Expansion capital	8,596	—	404	9,000
Total Capital Investment Net to CONE Midstream Partners LP	$11,379	$3	$457	$11,839